Exhibit 23.2

                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 AND CONSULTANTS
                         3033 EAST 1ST AVENUE, SUITE 201
                             DENVER, COLORADO 80206








                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of Pollution Research and Control Corp. of our report dated February 12, 1999 relating to the consolidated financial statements of Pollution Research and Control Corp. and to the reference made to our firm under the caption "Experts" which appear in such documents.




                                        /s/ AJ.Robbins, P.C.
                                        ----------------------------------------
                                        AJ. ROBBINS, P.C.
                                        CERTIFIED PUBLIC ACCOUNTANTS
                                        AND CONSULTANTS



Denver, Colorado
September 27, 1999